INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

A series of Advisers Investment Trust

Supplement dated July 28, 2015

to the Prospectus dated January 28, 2015

Effective July 31, 2015, Paras Dodhia is retiring as a Portfolio Manager for the Independent Franchise Partners US Equity Fund (the “Fund”). The Fund will continue to be managed by Hassan Elmasry, Michael Allison and Jayson Vowles. Accordingly, Mr. Dodhia’s name is deleted from the section titled “Portfolio Management” on pages 4 and 7 of the Prospectus.

This Supplement and the prospectus and Statement of Additional Information dated January 28, 2015 provide the information a prospective investor ought to know before investing and should be retained for future reference.

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

A series of Advisers Investment Trust

Supplement Dated July 28, 2015 to

Statement of Additional Information Dated January 28, 2015

Effective July 31, 2015, Paras Dodhia is retiring as a Portfolio Manager for the Independent Franchise Partners US Equity Fund (the “Fund”). Accordingly, Mr. Dodhia’s name is removed from pages 15 and 16 of the Statement of Additional Information under the sections titled “Portfolio Manager Holdings” and “Other Portfolio Manager Information”, respectively.

This Supplement and the prospectus dated January 28, 2015 and Statement of Additional Information dated January 28, 2015, provide the information a prospective investor ought to know before investing and should be retained for future reference.